Exhibit 99.1

AEON Biopharma Announces Execution of Exchange Agreement with Daewoong

- AEON and Daewoong Pharmaceutical have executed definitive documentation to exchange $15 million of notes plus accrued interest into new equity, $1.5 million of new notes due 2030, and a cash-exercise warrant for 8 million shares of common stock –

- Exchange remains subject to shareholder approval -

IRVINE, Calif., December 15, 2025 – AEON Biopharma, Inc. (“AEON” or the “Company”) (NYSE American: AEON), a biopharmaceutical company seeking accelerated and full-label U.S. market entry by developing ABP-450 (prabotulinumtoxinA) as a BOTOX® (onabotulinumtoxinA) biosimilar, today announced that the Company and Daewoong Pharmaceutical (“Daewoong”) have entered into a definitive agreement to exchange the Company’s $15 million of convertible notes plus accrued interest into new equity, $1.5 million of new notes due 2030, and a cash-exercise warrant for 8 million shares of common stock, on the same terms as the warrants in the private placement financing announced in November 2025 (the “Exchange”).  The cash-exercise warrants, if exercised, represent over $8 million in potential additional cash proceeds to AEON.

“We are pleased to report the signing of definitive documentation for our exchange of Daewoong’s existing AEON-issued debt,” said Rob Bancroft, President & Chief Executive Officer of AEON. “While the transaction remains subject to a shareholder vote, this is an impotant step forward in deleveraging the company and we believe sets the stage for continued progress for our ABP-450 biosimiliar strategy in 2026.”

Previously, AEON and Daewoong entered into a binding term sheet contemplating the Exchange. The parties have now completed the definitive documentation for the Exchange, which documentation aligns with the terms agreed upon in the binding term sheet. The consummation of the Exchange remains subject to stockholder approval.

The Exchange will result in the elimination of more than 90% of AEON’s outstanding debt, strengthen Daewoong’s long-term strategic alignment with the Company and the Company’s stockholders, and transform AEON’s capital structure.

About the U.S. Biosimilar Pathway

The U.S. Food and Drug Administration (“FDA”) regulates biosimilars under the Public Health Service Act’s 351(k) pathway, which require developers to demonstrate that a proposed product is highly similar to an approved reference biologic with no clinically meaningful differences in safety, purity, or potency. Analytical similarity is the scientific foundation of this process, representing the most critical and data-intensive phase of development. Once analytical comparability across key quality attributes is established, subsequent FDA interactions focus on confirming whether any residual uncertainty requires limited clinical evaluation.

About AEON Biopharma

AEON Biopharma is a biopharmaceutical company seeking accelerated and full-label access to the U.S. therapeutic neurotoxin market via biosimilarity to BOTOX®. The U.S. therapeutic neurotoxin market exceeds $3.0 billion annually, representing a major opportunity for biosimilar entry.  The Company’s lead asset is ABP-450 for debilitating medical conditions. ABP-450 is the same botulinum toxin complex currently approved and marketed for cosmetic indications by Evolus, Inc. under the name Jeuveau®. ABP-450 is manufactured by Daewoong Pharmaceutical in compliance with current Good Manufacturing Practice, or cGMP, in a facility that has been approved by the U.S. Food and Drug Administration, Health Canada, and European Medicines Agency. The product is approved as a biosimilar in India,

Exhibit 99.1

Mexico, and the Philippines. AEON has exclusive development and distribution rights for therapeutic indications of ABP-450 in the United States, Canada, the European Union, the United Kingdom, and certain other international territories. To learn more about AEON, visit www.aeonbiopharma.com.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events or AEON’s future financial or operating performance. For example, statements regarding expected meetings with the FDAor the expected benefits of AEON’s previously announced PIPE transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "plan", "possible", "forecast", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by AEON and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited ) the ability of the Company to obtain stockholder approval for the Exchange and the ability of the Company to satisfy other closing conditions; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s filings with the Securities and Exchange Commission (the "SEC"), which are available on the SEC’s website at  www.sec.gov.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. AEON does not undertake any duty to update these forward-looking statements.

No Offer or Solicitation

This press release shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release is not intended to nor does it constitute an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the proposed exchange transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Additional Information and Where to Find It

This press release may be deemed to be solicitation material in respect of obtaining stockholder approval in connection with the Exchange. In connection with obtaining stockholder approval, the Company expects to file a proxy statement on Schedule 14A and other relevant materials with the SEC. This press release does not constitute a solicitation of any vote or approval. SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE EXCHANGE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE EXCHANGE. Copies of the proxy statement and other

Exhibit 99.1

relevant materials and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, stockholders may obtain free copies of the proxy statement and other relevant materials through the website maintained by the SEC at http://www.sec.gov. or by directing a request to: AEON Biopharma, Inc., 5 Park Plaza, Suite 1750, Irvine, CA 92614 or via email at investor.relations@aeonbiopharma.com.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the stockholder approval needed for the Exchange. Information about the directors and executive officers of the Company is set forth in the Company's Schedule 14A filed with the SEC on April 29, 2025. Other information regarding the persons who may be deemed participants in the proxy solicitations in connection with the Exchange, and a description of any interests that they have in the Exchange, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Contacts

Investor Contact:
Laurence Watts
New Street Investor Relations
+1 619 916 7620
laurence@newstreetir.com

Source: AEON Biopharma

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